UNITY BANCORP INC

2023 Shareholders' Meeting

April 27, 2023

Robust Q1 Results

	1Q2023		4Q2022	
Net income				
Net income (in thousands)	$ 10,287		$ 9,956	
Net income per common share - Diluted	0.96		0.93	
Operating Ratios				
Return on average assets	1.72	%	1.72	%
Return on average equity	17.14		16.82	
Efficiency ratio	44.56		43.24	
Net interest margin	4.19		4.47	

Continued Earnings Growth


CAGR 15.1%
$21.9
$23.7
$23.6 (1)
$36.1
$38.5
2018
2019
2020
2021
2022
Net Income (in millions)


CAGR 15.6%
$2.01
$2.14
$2.19
$3.43
$3.59
2018
2019
2020
2021
2022
Diluted EPS

(1) The provision for loan losses totaled $7.0 million in 2020 due to the uncertainty and the risk of loan defaults related to COVID-19. PPP loan income totaled $7.2 million in 2021, an increase of $4.1 million from the prior year.

Unity Bank's Growing Footprint

UNITY BANK'S GROWING FOOTPRINT



Sussex
Passaic
Monroe
Bergen
Warren
Morris
Coming Soon!
Essex
Hudson
Northampton
Union
Hunterdon
Somerset
Middlesex
Bucks
Mercer
Monmouth
Montgomery

Unity Bank Locations

New Jersey

Bergen County:
1) Emerson, NJ
2) Fort Lee, NJ

Hunterdon County:
3) Clinton, NJ
4) Flemington, NJ
5) Whitehouse Station, NJ

Middlesex County:
6) Edison, NJ
7) Highland Park, NJ
8) Middlesex, NJ
9) South Plainfield, NJ

Morris County:
Coming Soon!
10) Lake Hiawatha, NJ

Ocean County:
11) Lakewood, NJ

Somerset County:
12) North Plainfield, NJ
13) Somerset, NJ
14) Somerville, NJ

Union County:
15) Linden, NJ
16) Scotch Plains, NJ
17) Union, NJ

Warren County:
18) Phillipsburg, NJ
19) Washington, NJ

Pennsylvania

Northampton County:
20) Bethlehem, PA
21) Forks, PA

NEW branches opened in 2022-2023!

Loan and Deposit Growth

(dollars in millions)


$1,649
$2,107
2021
2022
Total Loans


$1,759
$1,788
2021
2022
Total Deposits

- Total Loans – 27.7% increase
  - 47.8% increase in residential mortgage loans
  - 35.6% increase in residential construction loans
  - 27.5% increase in commercial loans
  - 4.6% increase in SBA loans excl. PPP
- Total Deposits – 1.6% increase
  - 45.9% increase in time deposits
  - 13.2% increase in interest-bearing demand deposits
  - 6.6% decrease in noninterest-bearing demand deposits
  - 14.7% decrease in savings deposits

Total Loans excluding PPP

(dollars in millions)



$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2018
2019
2020
2021
2022
$1,304
$50
$124
$436
$694
$1,426
$49
$144
$468
$765
$1,510
$49
$153
$468
$840
$1,603
$64
$198
$409
$932
$2,101
$66
$242
$605
$1,188
Commercial
Residential
Consumer
SBA

Total Deposits

(dollars in millions)



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,208
$1,250
$1,558
$1,759
$1,787
$270
$280
$460
$529
$494
$581
$566
$659
$938
$868
$357
$404
$439
$292
$425
2018
2019
2020
2021
2022
Time deposits
Interest-bearing & SAV deposits
Noninterest-bearing deposits

Summary Income Statement and Profitability

(dollars in millions)

	2022	2021	% Change
Net Interest Income	$ 90,108	$ 77,039	17.0 %
Provision for Loan Losses (-)	4,159	181	2,197.8
Noninterest Income (+)	8,045	12,054	(33.3)
Noninterest Expense (-)	42,573	40,782	4.4
Provision for Income Taxes (-)	12,964	12,011	7.9
Net Income	$ 38,457	$ 36,119	6.5 %
Diluted Earnings Per Share	$ 3.59	$ 3.43	
Return on Average Assets	1.80 %	1.87 %	
Return on Average Equity	17.28	19.16	
Net Interest Margin	4.40	4.16	

Net Interest Income & Net Interest Margin

(dollars in millions)



$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.97%
3.95%
3.85%
4.16%
4.40%
$53.8
$57.6
$64.4
$77.0
$90.1
2018
2019
2020
2021
2022
Net Interest Income
Net Interest Margin

Noninterest Income

(dollars in thousands)

	2022	2021	% Change
Branch fee income	$ 1,117	$ 1,130	(1.2) %
Service and loan fee income	2,433	2,757	(11.8)
Gain on sale of SBA loans held for sale, net	954	741	28.7
Gain on sale of mortgage loans, net	1,399	4,567	(69.4)
BOLI income	636	689	(7.7)
Net security (losses) gains	(1,313)	609	(315.6)
Other income	2,819	1,561	80.6
Total noninterest income	$ 8,045	$ 12,054	(33.3) %

Noninterest income decrease was primarily due to mark-to-market fluctuations on the Company's equity security portfolio.

Noninterest Expense

(dollars in thousands)

	2022	2021	% Change
Compensation and benefits	$ 26,949	$ 24,771	8.8 %
Processing and communications	2,848	3,050	(6.6)
Furniture and equipment	2,493	2,590	(3.7)
Occupancy	2,963	2,661	11.3
Professional services	1,401	1,437	(2.5)
Advertising	1,212	1,236	(1.9)
Director fees	916	811	12.9
Other loan expenses	240	922	(74.0)
Deposit insurance	1,022	844	21.1
Loan collection expenses	278	135	105.9
Other expenses	2,251	2,325	(3.2)
Total noninterest expense	$ 42,573	$ 40,782	4.4 %

Book Value and Share Price


$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$20.76
$22.57
$17.55
$26.25
$27.33
$22.81
$12.85
$14.77
$16.63
$19.80
$22.60
$23.34
2018
2019
2020
2021
2022
Q1 2023
Book Value Per Share
Stock Price

Earnings and Dividend Per Share



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$2.01
$0.27
$2.14
$0.31
$2.19
$0.32
$3.43
$0.36
$3.59
$0.43
2018
2019
2020
2021
2022
Diluted EPS
Dividend per share

The Company repurchased 338 thousand shares in Q1 2023, 1,572 shares in 2022, 199 thousand shares in 2021, and 505 thousand shares in 2020.

Community Bank Leverage Ratio

	2022	2021
CBLR – Bancorp Consolidated *	10.88 %	10.51 %
Average equity to average assets	10.41	9.77

* A banking entity must maintain a 9% or greater CBLR to qualify.


UNITY BANK
growing with you!